UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020 Meeting Information* PENNYMAC FINANCIAL SERVICES,INC. Meeting Type: Annual Meeting For holders as of: March 30, 2020 Date: May 28, 2020 Time: 11:00 AM PDT Location: Corporate Offices 3043 Townsgate Road Westlake Village, California 91361 *We intend to hold our Annual Meeting in person. However, we are monitoring developments regarding coronavirus disease 2019 (COVID-19) and are planning for the possibility that the Annual Meeting may be held solely by means of remote PENNYMAC FINANCIAL SERVICES, INC. communication. If we take this step, we will issue a press release announcing 3043 TOWNSGATE ROAD such change in advance, file the announcement with the Securities and Exchange WESTLAKE VILLAGE, CA 91361 Commission as additional proxy material, and will provide details on how to access, participate in and vote at the Annual Meeting. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P36175 See proxy the materials reverse and side voting of this instructions notice to obtain . E97806 –

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P36175 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box - marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E97807 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR 1. To elect the eleven (11) director nominees proposals 2 and 3. identified in the enclosed Proxy Statement to 2. To ratify the appointment of our independent serve on our Board of Directors, each for a registered public accounting firm for the one-year term expiring at the 2021 Annual fiscal year ending December 31, 2020. Meeting of Stockholders. Nominees: 1a. Stanford L. Kurland 3. To approve, by non-binding vote, our executive compensation. 1b. David A. Spector NOTE: To transact such other business as may 1c. Anne D. McCallion properly come before the Annual Meeting and any postponement or adjournment thereof. 1d. Matthew Botein 1e. James K. Hunt 1f. Patrick Kinsella 1g. Joseph Mazzella 1h. Farhad Nanji 1i. Jeffrey A. Perlowitz P36175 1j. Theodore W. Tozer - E97808 1k. Emily Youssouf

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